Provisions	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Provisions
21.	Provisions

	Rehabilitation provision	Provisions for legal claims	Provisions on taxes other than income tax, fines and penalties	Other provisions	Total
At January 1, 2021	4,989	4,917	956	257	11,119

Arising	—	963	583	496	2,042
Utilised	—	(2,463)	—	(193)	(2,656)
Revision in estimated cash flow and discount rate change	(963)	—	—	—	(963)
Unused amounts reversed	—	(648)	(629)	(55)	(1,332)
Unwinding of discount	328	—	—	18	346
Exchange differences	—	(5)	7	(16)	(14)

At December 31, 2021	4,354	2,764	917	507	8,542

Current	312	2,764	917	431	4,424
Non-current	4,042	—	—	76	4,118
Rehabilitation provision
The discount rate used in the calculation of the provision as of December 31, 2021 equalled
8.43%

(as of December 31,
2020: 6.57%). A 0.5% decrease in the discount rates applied of December 31, 2021 would result in an increase to the closure and rehabilitation provision and increase in property, plant and equipment of RUB 240 million.
Provisions for legal claims
In 2020, a provision for the disputes over purchases was recognised in the amount of RUB 1,741 million
due to negative court judgment. In 2021, the provision in the amount of RUB 1,732 million
was utilized
, as,
in March 2021
,
the Group lost a legal case related to these litigations.
Legal claim contingency
As of December 31, 2021, management assesses the outcome of several court proceedings and claims where the Group’s companies act as defendants in the aggregate amount of RUB 1,623 million as possible based on the management’s analysis and discussions with the legal advisers.
As of December 31, 2021, the Group as a defendant is involved in the court proceeding regarding the third party metallurgical plant’s bankruptcy case. It is not practicable to estimate the potential effect of this claim and the timing of the payment, if any. The Group has been advised by its legal counsel that it is only possible, but not probable, that the action will succeed for the Group.

As of December 31, 2021,
a number of Group’s companies as a defendant is involved in the litigation in Cyprus initiated by the minority shareholder of the Group’s subsidiary. Interim decision of the Cypriot Court imposed interim measures prohibiting to transfer assets of these Group’s companies located in Cyprus in the amount up to EUR 80 million outside of Cyprus Republic and to deal with or alienate assets of these Group’s companies in the amount up to EUR 80 million in other jurisdictions.
Provisions on taxes other than income tax
Management believes that the Group has paid or accrued all applicable taxes. The Group recorded RUB 917 million and RUB 956 million of other tax claims including fines and penalties that management believes are probable as of December 31, 2021 and 2020, respectively. The Group does not believe that any other material tax matters exist relating to the Group, including current pending or future governmental claims and demands, which would require adjustment to the accompanying consolidated financial statements in order for those statements not to be materially misstated or misleading as of December 31, 2021.
Possible tax liabilities on other tax claims including fines and penalties, which were identified by management as those that can be subject to different interpretations of the tax law and regulations, are not accrued in the consolidated financial statements. The amount of such liabilities was RUB 267 million and RUB 468 million as of December 31, 2021 and 2020, respectively.